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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 21, 2002


                           STRATEGIC DIAGNOSTICS INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                      000-68440               56-1581761
  --------------------------------      -----------------      -----------------
   (State or Other Jurisdiction           (Commission          (I.R.S. Employer
        of Incorporation or                   file               Identification
           Organization)                    number)                  Number)

111 Pencader Drive Newark, Delaware                                 19702
---------------------------------------------------------    -------------------
(Address of Principal Executive Offices)                           (Zip Code)


                                 (302) 456-6789
                                 --------------
              (Registrant's telephone number, including area code)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits

Exhibit No.                Description
-----------                -----------

99.1                       Press Release issued by Strategic Diagnostics Inc. on
                           August 21, 2002

Item 9. Regulation FD Disclosure

                  On August 21, 2002, Strategic Diagnostics Inc. issued a press release regarding the issuance of 455,472 shares of Strategic Diagnostics Inc.'s unregistered common stock to Strategic Diagnostics Inc.'s outside directors and certain of their affiliates. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: August 27, 2002                                 Strategic Diagnostics Inc.
      ---------------

                                                  By: /s/ Arthur A. Koch, Jr.
                                                      --------------------------
                                                      Arthur A. Koch, Jr.

                                                      Chief Operating Officer



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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press Release issued by Strategic Diagnostics Inc. on
                           August 21, 2002.